               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 15, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On October 15, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of September 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

-------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  October 27, 2003                  By:/s/ Paul Martin
-----------------------                         --------------------------
                                                Paul Martin
                                                Vice President & Controller

-------------------------------------------------------------------------------

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate #44, dated October 15, 2003

   20.2        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate #36, dated October 15, 2003

   20.3        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate #30, dated October 15, 2003

   20.4        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #24, dated October 15, 2003

   20.5        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #18, dated October 15, 2003

   20.6        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #11, dated October 15, 2003

   20.7        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #5, dated October 15, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                          Exhibit 20.1

                             Navistar Financial 2000 - A Owner Trust
                                 For the Month of September, 2003
                              Distribution Date of October 15, 2003
                                     Servicer Certificate #44

Original Pool Amount                                                    $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                             $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                             $19,742,835.24

Beginning Pool Balance                                                   $58,362,232.87
Beginning Pool Factor                                                         0.1228679

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                   $3,825,335.15
     Interest Collected                                                     $451,511.81

Additional Deposits:
     Repurchase Amounts                                                           $0.00
     Liquidation Proceeds/Recoveries                                         $50,453.01
Total Additional Deposits                                                    $50,453.01

Repos/Chargeoffs                                                             $30,064.00
Aggregate Number of Notes Charged Off                                                59

Total Available Funds                                                     $4,327,299.97

Ending Pool Balance                                                      $54,506,833.72
Ending Pool Factor                                                            0.1147512

Servicing Fee                                                                $48,635.19

Repayment of Servicer Advances                                                    $0.00

Memo Item - Reserve Account
     Prior Month Balance                                                  $9,500,000.00
     Invest. Income                                                           $7,636.94
     Excess Serv.                                                            $65,704.96
     Transfer (to)/from Collections Account                                       $0.00
     Beginning Balance                                                    $9,573,341.90

Reserve Account:
     Beginning Balance  (see Memo Item)                                   $9,573,341.90
     Target Percentage                                                            5.50%
     Target Balance                                                       $2,997,875.85
     Minimum Balance                                                      $9,500,000.00
     (Release)/Deposit                                                      ($73,341.90)
     Ending Balance                                                       $9,500,000.00

Current Weighted Average APR:                                                    8.751%
Current Weighted Average Remaining Term (months):                                 17.11

Delinquencies                                                                   Dollars      Notes
     Installments:                             1 - 30 days                   788,262.32        712
                                               31 - 60 days                  205,893.54        169
                                               60+  days                     273,233.22         49

     Total:                                                                1,267,389.08        732

     Balances:                                 60+  days                   1,095,736.15         49

Navistar Financial 2000 - A Owner Trust
For the Month of September, 2003

                                                                                        NOTES

                                            TOTAL     CLASS A - 1     CLASS A - 2       CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount              $475,000,000.00  $84,000,000.00 $142,000,000.00   $110,000,000.00 $121,187,500.00  $17,812,500.00
Distributions:
     Distribution Percentages                               0.00%           0.00%             0.00%          96.25%           3.75%
     Coupon                                               6.0800%         6.8200%           7.2000%         7.3400%         7.4700%

Beginning Pool Balance             $58,362,232.87
Ending Pool Balance                $54,506,833.72

Collected Principal                 $3,825,335.15
Collected Interest                    $451,511.81
Charge - Offs                          $30,064.00
Liquidation Proceeds/Recoveries        $50,453.01
Servicing                              $48,635.19
Cash Transfer from Reserve Acct             $0.00
Ttl Collections Avail for Debt Svc  $4,278,664.78

Beginning Balance                  $58,362,232.87           $0.00           $0.00             $0.00  $53,023,649.14   $5,338,583.73

Interest Due                          $357,560.67           $0.00           $0.00             $0.00     $324,327.99      $33,232.68
Interest Paid                         $357,560.67           $0.00           $0.00             $0.00     $324,327.99      $33,232.68
Principal Due                       $3,855,399.15           $0.00           $0.00             $0.00   $3,710,821.68     $144,577.47
Principal Paid                      $3,855,399.15           $0.00           $0.00             $0.00   $3,710,821.68     $144,577.47

Ending Balance                     $54,506,833.72           $0.00           $0.00             $0.00  $49,312,827.46   $5,194,006.26
Note/Certificate Pool Factor                               0.0000          0.0000            0.0000          0.4069          0.2916
(Ending Balance/Original Pool Amt)
Total Distributions                 $4,212,959.82           $0.00           $0.00             $0.00   $4,035,149.67     $177,810.15

Interest Shortfall                          $0.00           $0.00           $0.00             $0.00           $0.00           $0.00
Principal Shortfall                         $0.00           $0.00           $0.00             $0.00           $0.00           $0.00
     Total Shortfall                        $0.00           $0.00           $0.00             $0.00           $0.00           $0.00
       (required from Reserve)
Excess Servicing                       $65,704.96
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance      $9,573,341.90
(Release)/Draw                        ($73,341.90)
Ending Reserve Acct Balance         $9,500,000.00

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to
Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest based off 6 days, from  3/9-3/15.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - A Owner Trust
For the Month of September, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                    4                  3                 2                  1
                                                May-03               Jun-03             Jul-03            Aug-03             Sep-03

Beginning Pool Balance                  $76,014,836.05       $71,238,225.62     $66,881,322.63    $63,137,587.40     $58,362,232.87

A) Loss Trigger:
Principal of Contracts Charged Off         $130,945.02          $113,310.33        $142,417.48             $0.00         $30,064.00
Recoveries                                 $145,169.07           $47,229.37        $356,631.72        $99,687.51         $50,453.01

Total Charged Off (Months 5,4,3)           $386,672.83
Total Recoveries (Months 3,2,1)            $506,772.24
Net Loss/(Recoveries) for 3 Mos           ($120,099.41)(a)

Total Balance (Months 5,4,3)           $214,134,384.30 (b)

Loss Ratio Annualized [(a/b)*(12)]            -0.6730%

Trigger: Is Ratio > 1.5%                            No

                                                Jul-03               Aug-03             Sep-03
B) Delinquency Trigger:
     Balance delinquency 60+ days          $426,183.50          $466,912.84      $1,095,736.15
     As % of Beginning Pool Balance           0.63722%             0.73952%           1.87747%
     Three Month Average                      0.98606%             0.86830%           1.08474%
Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:                2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
                                                    No
Trigger: Is Minimum < 1.0%

------------------------------------------------------------------------------------------------------------------------------------

                                           Exhibit 20.2

                             Navistar Financial 2000 - B Owner Trust
                                 For the Month of September, 2003
                              Distribution Date of October 15, 2003
                                     Servicer Certificate #36

Original Pool Amount                                                    $764,710,097.53

Beginning Pool Balance                                                  $111,200,103.19
Beginning Pool Factor                                                         0.1454147

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                   $7,519,774.27
     Interest Collected                                                     $909,041.67

Additional Deposits:
     Repurchase Amounts                                                           $0.00
     Liquidation Proceeds/Recoveries                                        $407,195.29
Total Additional Deposits                                                   $407,195.29

Repos/Chargeoffs                                                            $136,390.22
Aggregate Number of Notes Charged Off                                               202

Total Available Funds                                                     $8,836,011.23

Ending Pool Balance                                                     $103,543,938.70
Ending Pool Factor                                                            0.1354029

Servicing Fee                                                                $92,666.75

Repayment of Servicer Advances                                                    $0.00

Memo Item - Reserve Account
     Prior Month Balance                                                 $15,294,201.95
     Invest. Income                                                          $11,664.70
     Excess Serv.                                                           $456,936.81
     Transfer (to)/from Collections Account                                       $0.00
     Beginning Balance                                                   $15,762,803.46

Reserve Account:
     Beginning Balance  (see Memo Item)                                  $15,762,803.46
     Target Percentage                                                            5.50%
     Target Balance                                                       $5,694,916.63
     Minimum Balance                                                     $15,294,201.95
     (Release)/Deposit                                                     ($468,601.51)
     Ending Balance                                                      $15,294,201.95

Current Weighted Average APR:                                                    9.744%
Current Weighted Average Remaining Term (months):                                 20.90

Delinquencies                                                                   Dollars      Notes
     Installments:                             1 - 30 days                 1,584,388.20      1,034
                                               31 - 60 days                  322,361.24        271
                                               60+  days                     324,416.44         86

     Total:                                                                2,231,165.88      1,075

     Balances:                                 60+  days                   1,791,281.61         86

Navistar Financial 2000 - B Owner Trust
For the Month of September, 2003

                                          TOTAL      CLASS A - 1      CLASS A - 2     CLASS A - 3      CLASS A - 4   CLASS B NOTES
Original Pool Amount            $764,710,097.53  $140,000,000.00  $232,400,000.00 $184,900,000.00  $178,733,000.00  $28,677,097.53
Distributions:
     Distribution Percentages                               0.00%            0.00%           0.00%           96.25%           3.75%
     Coupon                                               6.7300%          6.6600%         6.6700%          6.7800%         7.0300%

Beginning Pool Balance          $111,200,103.19
Ending Pool Balance             $103,543,938.70

Collected Principal               $7,519,774.27
Collected Interest                  $909,041.67
Charge - Offs                       $136,390.22
Liquidation Proceeds/Recoveries     $407,195.29
Servicing                            $92,666.75
Cash Transfer from Reserve Acct           $0.00
 Collections Avail for Debt Svc   $8,743,344.48

Beginning Balance               $111,200,103.22            $0.00            $0.00           $0.00  $101,779,630.46   $9,420,472.76

Interest Due                        $630,243.18            $0.00            $0.00           $0.00      $575,054.91      $55,188.27
Interest Paid                       $630,243.18            $0.00            $0.00           $0.00      $575,054.91      $55,188.27
Principal Due                     $7,656,164.49            $0.00            $0.00           $0.00    $7,369,058.32     $287,106.17
Principal Paid                    $7,656,164.49            $0.00            $0.00           $0.00    $7,369,058.32     $287,106.17

Ending Balance                  $103,543,938.73            $0.00            $0.00           $0.00   $94,410,572.14   $9,133,366.59
Note/Certificate Pool Factor                              0.0000           0.0000          0.0000           0.5282          0.3185
(Ending Balance/Original Pool Amt)
Total Distributions               $8,286,407.67            $0.00            $0.00           $0.00    $7,944,113.23     $342,294.44

Interest Shortfall                        $0.00            $0.00            $0.00           $0.00            $0.00           $0.00
Principal Shortfall                       $0.00            $0.00            $0.00           $0.00            $0.00           $0.00
     Total Shortfall                      $0.00            $0.00            $0.00           $0.00            $0.00           $0.00
      (required from Reserve)
Excess Servicing                    $456,936.81
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance   $15,762,803.46
(Release)/Draw                     ($468,601.51)
Ending Reserve Acct Balance      $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25%
applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to
Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - B Owner Trust
For the Month of September, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                       5                  4                3                 2                1
                                                  May-03             Jun-03           Jul-03            Aug-03           Sep-03

Beginning Pool Balance                   $146,378,334.16    $135,829,344.29  $127,023,774.57   $119,726,225.32  $111,200,103.19

A) Loss Trigger:
Principal of Contracts Charged Off           $532,257.43        $417,153.63      $209,749.02       $130,859.65      $136,390.22
Recoveries                                 $1,137,973.46        $294,720.52    $1,108,326.90       $522,852.95      $407,195.29

Total Charged Off (Months 5,4,3)           $1,159,160.08
Total Recoveries (Months 3,2,1)            $2,038,375.14
Net Loss/(Recoveries) for 3 Mos             ($879,215.06)(a)

Total Balance (Months 5,4,3)             $409,231,453.02 (b)

Loss Ratio Annualized [(a/b)*(12)]              -2.5781%

Trigger: Is Ratio > 1.5%                              No

                                                  Jul-03             Aug-03           Sep-03
B) Delinquency Trigger:
     Balance delinquency 60+ days          $1,183,414.87      $1,292,550.25    $1,791,281.61
     As % of Beginning Pool Balance             0.93165%           1.07959%         1.61086%
     Three Month Average                         1.2335%            1.1661%         1.20737%

Trigger: Is Average > 2.0%                            No

C) Noteholders Percent Trigger:                  2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                            No

------------------------------------------------------------------------------------------------------------------------------------

                                                  Exhibit 20.3

                                     Navistar Financial 2001 - A Owner Trust
                                         For the Month of September 2003
                                      Distribution Date of October 15, 2003
                                            Servicer Certificate #30

Original Pool Amount                                                                    $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                                             $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                                            $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                                             $22,107,022.10
Beginning Pool Balance                                                                  $107,310,294.11
Beginning Pool Factor                                                                         0.2682763

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                                   $5,197,074.51
     Interest Collected                                                                     $843,228.85
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                                           $0.00

     Liquidation Proceeds / Recoveries                                                      $352,135.14
Total Additional Deposits                                                                   $352,135.14

Repos / Chargeoffs                                                                           $57,568.84
Aggregate Number of Notes Charged Off                                                               122

Total Available Funds                                                                     $6,392,438.50

Ending Pool Balance                                                                     $102,055,650.76
Ending Pool Factor                                                                            0.2551396

Servicing Fee                                                                                $89,425.25

Repayment of Servicer Advances                                                                    $0.00

Memo Item - Reserve Account
     Prior Month Balance                                                                  $7,999,984.48
     Invest. Income                                                                           $5,441.55
     Excess Serv.                                                                           $565,171.12
`    Transfer (to)/from Collections Account                                                       $0.00
     Beginning Balance                                                                    $8,570,597.15

Reserve Account:

     Beginning Balance  (see Memo Item)                                                   $8,570,597.15
     Target Percentage                                                                            5.50%
     Target Balance                                                                       $5,613,060.79
     Minimum Balance                                                                      $7,999,984.48
     (Release) / Deposit                                                                   ($570,612.67)
     Ending Balance                                                                       $7,999,984.48

Current Weighted Average APR:                                                                    9.414%

Current Weighted Average Remaining Term (months):                                                 25.99

Delinquencies

                                                                                                Dollars     Notes
     Installments:                                                 1 - 30 days               913,337.06       940
                                                                   31 - 60 days              209,304.36       239
                                                                   60+  days                  95,541.97        70

     Total:                                                                                1,218,183.39       955

     Balances:                                                     60+  days                 922,338.22        70

Navistar Financial 2001 - A Owner Trust
For the Month of September 2003

                                                                       NOTES

                                              TOTAL     CLASS A - 1    CLASS A - 2      CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                              0.00%          0.00%           95.75%          0.00%         4.25%
     Coupon                                                 4.2900%        4.4700%          4.9900%        5.4200%       5.5900%

Beginning Pool Balance               $107,310,294.11
Ending Pool Balance                  $102,055,650.76

Collected Principal                   $5,197,074.51
Collected Interest                      $843,228.85
Charge - Offs                            $57,568.84
Liquidation Proceeds / Recoveries       $352,135.14
Servicing                                $89,425.25
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account            $0.00
Ttl Collections Avail for Debt Svc     $6,303,013.25

Beginning Balance                    $107,310,294.12          $0.00          $0.00    $7,168,356.61 $92,500,000.00 $7,641,937.51

Interest Due 2                          $483,198.78           $0.00          $0.00       $29,808.42    $417,791.67    $35,598.69
Interest Paid                           $483,198.78           $0.00          $0.00       $29,808.42    $417,791.67    $35,598.69
Principal Due                         $5,254,643.35           $0.00          $0.00    $5,031,321.01          $0.00   $223,322.34
Mandatory Prepayments Class A-1 only
Principal Paid                        $5,254,643.35           $0.00          $0.00    $5,031,321.01          $0.00   $223,322.34

Ending Balance                       $102,055,650.77          $0.00          $0.00    $2,137,035.60 $92,500,000.00 $7,418,615.17
Note / Certificate Pool Factor
     (Ending Balance / Original Pool Amt)                    0.0000         0.0000           0.0214         1.0000        0.4364

Total Distributions                   $5,737,842.13           $0.00          $0.00    $5,061,129.43    $417,791.67   $258,921.03

Interest Shortfall                            $0.00           $0.00          $0.00            $0.00          $0.00         $0.00
`                                             $0.00           $0.00          $0.00            $0.00          $0.00         $0.00
           Total Shortfall                    $0.00           $0.00          $0.00            $0.00          $0.00         $0.00
Excess Servicing                        $565,171.12
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance        $8,570,597.15
(Release) / Draw                       ($570,612.67)
Ending Reserve Acct Balance           $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2001 - A Owner Trust
For the Month of September 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                       5                   4                3                2               1
                                                  May-03              Jun-03           Jul-03           Aug-03          Sep-03

Beginning Pool Balance                   $134,764,353.69     $127,554,509.63  $121,558,662.38  $114,210,984.38  $107,310,294.11

A) Loss Trigger:
Principal of Contracts Charged Off           $337,350.81         $126,331.34      $856,813.86      $134,503.10       $57,568.84
Recoveries                                   $380,983.45         $225,453.45      $866,991.85      $290,421.03      $352,135.14

Total Charged Off (Months 5,4,3)           $1,320,496.01
Total Recoveries (Months 3,2,1)            $1,509,548.02
Net Loss/(Recoveries) for 3 Mos             ($189,052.01)(a)

Total Balance (Months 5,4,3)             $383,877,525.70 (b)

Loss Ratio Annualized [(a/b)*(12)]              -0.5910%

Trigger: Is Ratio > 1.5%                              No

                                                  Jul-03              Aug-03           Sep-03
B) Delinquency Trigger:
     Balance delinquency 60+ days            $872,601.27         $796,438.77      $922,338.22
     As % of Beginning Pool Balance             0.71784%            0.69734%         0.85951%
     Three Month Average                        0.99242%            0.79873%         0.75823%

Trigger: Is Average > 2.0%                            No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
`    Receivables Balance                         2.0000%

Trigger: Is Minimum < 1.0%                            No

------------------------------------------------------------------------------------------------------------------------------------

                                                  Exhibit 20.4

                                     Navistar Financial 2001 - B Owner Trust
                                         For the Month of September 2003
                                      Distribution Date of October 15, 2003
                                            Servicer Certificate #24

Original Pool Amount                                                                   $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                                           $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                                          $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                                            $30,633,447.04
Beginning Pool Balance                                                                 $205,622,300.10
Beginning Pool Factor                                                                        0.4112451

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                                 $10,025,284.28
     Interest Collected                                                                  $1,421,633.91
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                                          $0.00

     Liquidation Proceeds / Recoveries                                                     $457,435.96
Total Additional Deposits                                                                  $457,435.96

Repos / Chargeoffs                                                                         $384,532.76
Aggregate Number of Notes Charged Off                                                              155

Total Available Funds                                                                   $11,904,354.15

Ending Pool Balance                                                                    $195,212,483.06
Ending Pool Factor                                                                           0.3904254

Servicing Fee                                                                              $171,351.92

Repayment of Servicer Advances                                                                   $0.00

Memo Item - Reserve Account
     Prior Month Balance                                                                $11,309,226.51
     Invest. Income                                                                         $10,016.49
     Excess Serv.                                                                          $646,390.54
`    Transfer (to) Collections Acct                                                              $0.00
     Beginning Balance                                                                  $11,965,633.54

Reserve Account:
     Beginning Balance  (see Memo Item)                                                 $11,965,633.54
     Target Percentage                                                                           5.50%
     Target Balance                                                                     $10,736,686.57
     Minimum Balance                                                                     $9,999,988.40
     (Release) / Deposit                                                                ($1,228,946.97)
     Ending Balance                                                                     $10,736,686.57

Current Weighted Average APR:                                                                   8.273%
Current Weighted Average Remaining Term (months):                                                31.57

Delinquencies

                                                                                               Dollars      Notes
     Installments:                                                  1 - 30 days           1,347,804.28      1,281
                                                                    31 - 60 days            276,983.75        257
                                                                    60+  days               120,920.03         63

     Total:                                                                               1,745,708.06      1,298

     Balances:                                                      60+  days             1,363,925.89         63

Navistar Financial 2001 - B Owner Trust
For the Month of September 2003

                                                                       NOTES

                                              TOTAL    CLASS A - 1    CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                $500,000,000.00 $79,638,000.00 $131,715,000.00$179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                             0.00%          0.00%         96.25%           0.00%          3.75%
     Coupon                                                2.4400%        2.8300%        1.3700%         4.3700%        4.8300%

Beginning Pool Balance              $205,622,300.10
Ending Pool Balance                 $195,212,483.06

Collected Principal                  $10,025,284.28
Collected Interest                    $1,421,633.91
Charge - Offs                           $384,532.76
Liquidation Proceeds / Recoveries       $457,435.96
Swap Payments to/(from)Trust           ($183,956.25)
Servicing                               $171,351.92
Investment Earnings from Pre-Funding Acct.    $0.00
Negative Carry Amount                         $0.00
Cash Transfer from Pre-Funding Acct.          $0.00
Cash Transfer from Reserve Account            $0.00
Ttl Collections Avail for Debt Svc   $11,549,045.98

Beginning Balance                   $205,622,300.10          $0.00          $0.00 $104,028,038.85 $90,897,000.00 $10,697,261.25

Interest Due 2                          $492,838.40          $0.00          $0.00    $118,765.34     $331,016.58     $43,056.48
Interest Paid                           $492,838.40          $0.00          $0.00    $118,765.34     $331,016.58     $43,056.48
Principal Due                        $10,409,817.04          $0.00          $0.00 $10,019,448.90           $0.00    $390,368.14
Mandatory Prepayments Class A-1 only          $0.00          $0.00
Principal Paid                       $10,409,817.04          $0.00          $0.00 $10,019,448.90           $0.00    $390,368.14

Ending Balance                      $195,212,483.06          $0.00          $0.00 $94,008,589.95  $90,897,000.00 $10,306,893.11
Note/Certificate Pool Factor                                0.0000         0.0000         0.5252          1.0000         0.5497
     (Ending Balance/Original Pool Amount)
`                                    $10,902,655.44          $0.00          $0.00 $10,138,214.24     $331,016.58    $433,424.62

Interest Shortfall                            $0.00          $0.00          $0.00          $0.00           $0.00          $0.00
Principal Shortfall                           $0.00          $0.00          $0.00          $0.00           $0.00          $0.00
     Total Shortfall                          $0.00          $0.00          $0.00          $0.00           $0.00          $0.00

Excess Servicing                        $646,390.54
     (see Memo Item-Reserve Account)

     Beginning Reserve Acct Balance  $11,965,633.54
     (Release) / Draw                ($1,228,946.97)
     Ending Reserve Acct Balance     $10,736,686.57

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30- day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest based on One Month Libor +25bp.

(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       $345,066.21
 Total Outstanding Servicer Advances $3,855,158.95
-------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of September 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                    5                     4                 3                 2                 1
                                               May-03                Jun-03            Jul-03            Aug-03            Sep-03

Beginning Pool Balance                $256,157,123.10       $242,414,732.94   $230,287,476.27   $216,174,319.86   $205,622,300.10

A) Loss Trigger:
Principal of Contracts Charged Off        $399,028.86           $722,039.30       $677,567.06       $516,924.58       $384,532.76
Recoveries                                $680,750.90           $388,800.97     $1,716,357.12       $572,447.22       $457,435.96

Total Charged Off (Months 5,4,3)        $1,798,635.22
Total Recoveries (Months 3,2,1)         $2,746,240.30
Net Loss/(Recoveries) for 3 Mos          ($947,605.08) (a)

Total Balance (Months 5,4,3)          $728,859,332.31  (b)

Loss Ratio Annualized [(a/b)*(12)]           -1.5601%

Trigger: Is Ratio > 1.5%                           No

                                               Jul-03                Aug-03            Sep-03
B) Delinquency Trigger:
     Balance delinquency 60+ days       $1,441,595.82           $983,438.25     $1,363,925.89
     As % of Beginning Pool Balance          0.62600%              0.45493%          0.66332%
     Three Month Average                     0.77081%              0.62043%          0.58141%

Trigger: Is Average > 2.0%                         No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
`    Receivables Balance                      2.1473%

Trigger: Is Minimum < 1.0%                         No

------------------------------------------------------------------------------------------------------------------------------------

                                                Exhibit 20.5

                                    Navistar Financial 2002 - A Owner Trust
                                        For the Month of September 2003
                                     Distribution Date of October 15, 2003
                                            Servicer Certificate #18

Original Pool Amount                                                                  $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                                          $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                                         $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                                                   $0.00
Beginning Pool Balance                                                                $266,213,315.90
Beginning Pool Factor                                                                       0.5324268

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                                $12,429,187.21
     Interest Collected                                                                 $1,676,068.18

Additional Deposits:
     Repurchase Amounts                                                                         $0.00

     Liquidation Proceeds / Recoveries                                                    $277,706.28
Total Additional Deposits                                                                 $277,706.28

Repos / Chargeoffs                                                                        $185,171.11
Aggregate Number of Notes Charged Off                                                              81

Total Available Funds                                                                  $14,382,961.67

Ending Pool Balance                                                                   $253,598,957.58
Ending Pool Factor                                                                          0.5071980

Servicing Fee                                                                             $221,844.43

Repayment of Servicer Advances                                                                  $0.00

Memo Item - Reserve Account
     Prior Month Balance                                                               $14,667,616.78
     Invest. Income                                                                        $11,215.88
     Excess Serv.                                                                         $585,630.81
     Transfer (to) Collections Account                                                          $0.00
     Beginning Balance                                                                 $15,264,463.47

Reserve Account:
     Beginning Balance  (see Memo Item)                                                $15,264,463.47
     Target Percentage                                                                          5.50%
     Target Balance                                                                    $13,947,942.67
     Specified Yield Supplement Amount                                                          $0.00
     Specified Yield Supplement Amount                                                     $25,884.41
     Specified Reserve Account Balance                                                 $13,973,827.08
     Minimum Balance                                                                    $9,999,997.65
     (Release) / Deposit                                                               ($1,290,636.39)
     Ending Balance                                                                    $13,973,827.08

Current Weighted Average APR:                                                                  7.552%
Current Weighted Average Remaining Term (months):                                               34.13

Delinquencies

                                                                                              Dollars      Notes
     Installments:                                                  1 - 30 days         $1,474,129.83      1,426
                                                                    31 - 60 days          $272,289.07        219
                                                                    60+  days              $52,097.01         43

     Total:                                                                             $1,798,515.91      1,436

     Balances:                                                      60+  days           $1,003,445.85         43

Navistar Financial 2002 - A Owner Trust
For the Month of September 2003

                                                                        NOTES

                                              TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                               0.00%          96.00%           0.00%           0.00%          4.00%
     Coupon                                                  1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance               $266,213,315.90
Ending Pool Balance                  $253,598,957.58

Collected Principal                  $12,429,187.21
Collected Interest                    $1,676,068.18
Charge - Offs                           $185,171.11
Liquidation Proceeds / Recoveries       $277,706.28

Servicing                               $221,844.43
Investment Earnings from Pre-Funding Acct.    $0.00
Negative Carry Amount                         $0.00
Cash Transfer from Pre-Funding Acct.          $0.00
Cash Transfer from Reserve Account            $0.00
Ttl Collections Avail for Debt Svc   $14,161,117.24

Beginning Balance                    $266,213,315.90          $0.00  $27,644,783.26 $104,000,000.00 $121,000,000.00 $13,568,532.64

Interest Due 2                          $961,128.11           $0.00      $70,724.57     $354,466.67     $479,966.67     $55,970.20
Interest Paid                           $961,128.11           $0.00      $70,724.57     $354,466.67     $479,966.67     $55,970.20
Principal Due                        $12,614,358.32           $0.00  $12,109,783.99           $0.00           $0.00    $504,574.33
Mandatory Prepayments Class A-1 only          $0.00           $0.00
Principal Paid                       $12,614,358.32           $0.00  $12,109,783.99           $0.00           $0.00    $504,574.33

Ending Balance                       $253,598,957.58          $0.00  $15,534,999.27 $104,000,000.00 $121,000,000.00 $13,063,958.31
Note/Certificate Pool Factor                                 0.0000          0.0854          1.0000          1.0000         0.6532
  (Ending Balance/Original Pool Amt)
Total Distributions                  $13,575,486.43           $0.00  $12,180,508.56     $354,466.67     $479,966.67    $560,544.53

Interest Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                           $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                          $0.00           $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                        $585,630.81

     Beginning Reserve Acct Balance  $15,264,463.47
     (Release) / Draw                ($1,290,636.39)
     Ending Reserve Acct Balance     $13,973,827.08

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $747,284.17
 Total Outstanding Servicer Advances $6,483,993.06
-------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of September 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                    4                 3               2                1
                                                May-03               Jun-03            Jul-03          Aug-03           Sep-03

Beginning Pool Balance                 $324,538,276.88      $312,479,886.20   $292,637,146.58 $279,195,585.43  $266,213,315.90

A) Loss Trigger:
Principal of Contracts Charged Off         $185,515.73          $201,834.30       $357,643.37     $423,853.40      $185,171.11
Recoveries                                 $260,263.63          $113,459.34       $517,861.60     $446,368.49      $277,706.28

Total Charged Off (Months 5,4,3)           $744,993.40
Total Recoveries (Months 3,2,1)          $1,241,936.37
Net Loss/(Recoveries) for 3 Mos           ($496,942.97)(a)

Total Balance (Months 5,4,3)           $929,655,309.66 (b)

Loss Ratio Annualized [(a/b)*(12)]            -0.6415%

Trigger: Is Ratio > 1.5%                            No

                                                Jul-03               Aug-03            Sep-03
B) Delinquency Trigger:
     Balance delinquency 60+ days          $605,678.21          $769,449.84     $1,003,445.85
     As % of Beginning Pool Balance           0.20697%             0.27560%          0.37693%
     Three Month Average                      0.36367%             0.29498%          0.28650%

Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                       2.7948%

Trigger: Is Minimum < 1.0%                          No

-----------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.6

Navistar Financial 2002 - B Owner Trust                                                 Page 1 of 3
-----------------------------------------------------------------
For the Month of September 2003
Distribution Date of October 15, 2003
Servicer Certificate  #11
-----------------------------------------------------------------

Original Pool Amount                                                                $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                                       $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                                       $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                                        $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                                        $25,713,811.37
Beginning Pool Balance                                                              $578,345,723.37
Beginning Pool Factor                                                                     0.6804072

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                              $23,517,344.06
     Interest Collected                                                               $3,734,139.14
     Mandatory Prepayments                                                                    $0.00
Additional Deposits:

     Repurchase Amounts                                                                       $0.00

     Liquidation Proceeds / Recoveries                                                  $545,762.33
Total Additional Deposits                                                               $545,762.33

Repos / Chargeoffs                                                                      $441,047.24
Aggregate Number of Notes Charged Off                                                           155

Total Available Funds                                                                $27,797,245.53

Ending Pool Balance                                                                 $554,387,332.07
Ending Pool Factor                                                                        0.6522209

Servicing Fee                                                                           $481,954.77

Repayment of Servicer Advances                                                                $0.00

----------------------------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                                             $31,882,808.27
     Trans Base                                                                               $0.00
     Trans Low/0%                                                                             $0.00
     Invest. Income                                                                      $24,418.22
     Excess Serv.                                                                     $1,957,749.37
     Transfer (to)                                                                            $0.00
                                                                               ---------------------
     Collections Acct
     Beginning Balance                                                               $33,864,975.86
----------------------------------------------------------------------------------------------------

Reserve Account:
     Beginning Balance  (see Memo Item)                                              $33,864,975.86
     Target Percentage                                                                        5.50%
     Target Balance                                                                  $30,491,303.26
     Specified Yield Supplement Amount                                                   $32,507.60
     Specified Yield Supplement Amount                                                    $5,348.88
     Specified Reserve Account Balance                                               $30,529,159.74
     Minimum Balance                                                                 $16,999,987.45
     (Release) / Deposit                                                             ($3,335,816.12)
     Ending Balance                                                                  $30,529,159.74

----------------------------------------------------------------------------------------------------
Current Weighted Average APR:                                                                7.626%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                                             39.90
----------------------------------------------------------------------------------------------------

Delinquencies                                                                               Dollars     Notes
                                                                               ---------------------  --------
     Installments:                                               1 - 30 days           3,499,925.64     3,048
                                                                 31 - 60 days            967,085.30       573
                                                                 60+  days               140,692.62       118

     Total:                                                                            4,607,703.56     3,091

     Balances:                                                   60+  days             2,634,490.09       118

Navistar Financial 2002 - B Owner Trust                                                                                Page 2 of 3
For the Month of September 2003

                        ----------------------------------------------------------------------------------------------------------
                                                                                      NOTES
                                TOTAL      CLASS A - 1    CLASS A - 2 CLASS A - 3a (3)   CLASS A - 3b     CLASS A - 4  CLASS B NOTES
Original Pool Amount   $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
    Distribution % 1                             0.00%          96.00%           0.00%          0.00%           0.00%          4.00%
    Coupon                                     1.6200%         1.9200%         1.3700%        2.6400%         3.5200%        5.2700%

Beginning Pool Bal     $578,345,723.37
Ending Pool Bal        $554,387,332.07

Collected Principal     $23,517,344.06
Collected Interest       $3,734,139.14
Charge - Offs              $441,047.24
Liquidation
    Proceeds/Recoveries    $545,762.33
Swap Payments
    to/(from)Trust        ($229,333.33)
Servicing                  $481,954.77
Investment Earnings
    from Pre-Funding Acc         $0.00
Negative Carry Amount            $0.00
Cash Transfer
    from Pre-Funding Acct.       $0.00
Cash Transfer
    from Reserve Account         $0.00
Ttl Collections Avail
     for Debt Svc       $27,085,957.43

Beginning Balance      $578,345,723.37           $0.00 $124,731,894.44 $215,000,000.00 $25,000,000.00 $184,000,000.00 $29,613,828.93

Interest Due 2           $1,169,816.76           $0.00     $199,571.03     $245,458.33     $55,000.00     $539,733.33    $130,054.07
Interest Paid            $1,169,816.76           $0.00     $199,571.03     $245,458.33     $55,000.00     $539,733.33    $130,054.07
Principal Due           $23,958,391.30           $0.00  $23,000,055.65           $0.00          $0.00           $0.00    $958,335.65
Mandatory Prepayments
     Class A-1 only              $0.00           $0.00
Principal Paid          $23,958,391.30           $0.00  $23,000,055.65           $0.00          $0.00           $0.00    $958,335.65

Ending Balance
Note/Certificate
    Pool Factor       $554,387,332.07           $0.00 $101,731,838.79  $215,000,000.00 $25,000,000.00 $184,000,000.00 $28,655,493.28
   (Ending Bal/Original Pool Amt)              0.0000          0.4423           1.0000         1.0000          1.0000         0.8428
Total Distributions    $25,128,208.06           $0.00  $23,199,626.68      $245,458.33     $55,000.00     $539,733.33  $1,088,389.72

Interest Shortfall              $0.00           $0.00           $0.00            $0.00          $0.00           $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00            $0.00          $0.00           $0.00          $0.00
    Total Shortfall             $0.00           $0.00           $0.00            $0.00          $0.00           $0.00          $0.00

Excess Servicing
 (see Memo
     Item-Reserve Acct) $1,957,749.37

 Beg Reserve Acct Bal  $33,864,975.86
 (Release)/Draw        ($3,335,816.12)
 Ending Resv Acct Bal  $30,529,159.74

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3a Interest based on Actual Number of Days.  Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculated on 26 days.
3 LIBOR was reset on 06/12/03 at 0.00%. The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03
Distribution is 0.00%.

(* y represents previously paid interest and principal on other classes.)
-------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $190,200.71
 Total Outstanding Servicer Advances $6,444,497.22
-------------------------------------

Navistar Financial 2002 - B Owner Trust                                                                                 Page 3 of 3
For the Month of September 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                             5               4               3               2               1               0
                                          Apr-03          May-03          Jun-03          Jul-03          Aug-03          Sep-03

Remaining Gross Balance              $827,271,621.24 $800,098,307.41 $766,978,120.10 $724,056,309.83 $686,931,353.53 $653,935,925.05

A) Loss Trigger:
Principal of Contracts Charged Off       $759,756.62     $908,327.73   $1,407,116.38     $677,129.27     $824,556.39     $441,047.24
Recoveries                                $79,684.90     $261,047.29     $999,150.29   $1,633,438.50     $488,637.63     $545,762.33

Total Charged Off (Months 5,4,3)       $3,075,200.73
Total Recoveries (Months 3,2,1)        $3,121,226.42
                                   ------------------
Net Loss/(Recoveries) for 3 Mos          ($46,025.69)(a)

Total Balance (Months 5,4,3)       $2,394,348,048.75 (b)

Loss Ratio Annualized [(a/b)*(12)]          -0.0231%

Trigger: Is Ratio > 1.5%                          No

                                                                                    Jul-03          Aug-03          Sep-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                               $2,213,448.22   $1,203,241.69   $2,634,490.09
     As % of Remaining Gross Balance                                                  0.30570%        0.17516%        0.40287%
     Three Month Average                                                              0.47884%        0.41296%        0.29458%

Trigger: Is Average > 2.0%                        No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance          3.5917%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                        No

------------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.7

Navistar Financial 2003 - A Owner Trust                                       Page 1 of 3
----------------------------------------------------------
For the Month of September 2003
Distribution Date of October 15, 2003
Servicer Certificate  #5
----------------------------------------------------------

Original Pool Amount                                                    $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                            $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                           $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                                     $0.00
Subsequent Receivables (transferred xx/xx/xx)                                     $0.00
Beginning Pool Balance                                                  $438,549,888.50
Beginning Pool Factor                                                         0.8771010

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                  $14,508,244.87
     Interest Collected                                                   $2,582,829.37
     Mandatory Prepayments                                                        $0.00
Additional Deposits:

     Repurchase Amounts                                                           $0.00

     Liquidation Proceeds / Recoveries                                      $214,386.52
Total Additional Deposits                                                   $214,386.52

Repos / Chargeoffs                                                          $136,667.78
Aggregate Number of Notes Charged Off                                                38

Total Available Funds                                                    $17,305,460.76

Ending Pool Balance                                                     $423,904,975.85
Ending Pool Factor                                                            0.8478111

Servicing Fee                                                               $365,458.24

Repayment of Servicer Advances                                                    $0.00

----------------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                                 $24,190,357.57
     Trans Base                                                                   $0.00
     Trans Low/0%                                                                 $0.00
     Invest. Income                                                          $18,046.79
     Excess Serv.                                                         $1,666,417.07
     Transfer (to)                                                                $0.00
                                                                       -----------------
     Collections Acct
     Beginning Balance                                                   $25,874,821.43
----------------------------------------------------------------------------------------

Reserve Account:
     Beginning Balance  (see Memo Item)                                  $25,874,821.43
     Target Percentage                                                            5.50%
     Target Balance                                                      $23,314,773.67
     Specified Yield Supplement Amount                                       $68,652.83
     Specified Yield Supplement Amount                                            $0.00
     Specified Reserve Account Balance                                   $23,383,426.50
     Minimum Balance                                                      $9,999,985.97
     (Release) / Deposit                                                 ($2,491,394.93)
     Ending Balance                                                      $23,383,426.50

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Current Weighted Average APR:                                                    7.394%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                                 44.46
----------------------------------------------------------------------------------------

Delinquencies                                                                   Dollars     Notes
                                                                       -----------------  --------
     Installments:                                        1 - 30 days      2,032,189.26     2,128
                                                          31 - 60 days       368,105.53       366
                                                          60+  days           54,179.96        40

     Total:                                                                2,454,474.75     2,129

     Balances:                                            60+  days        1,136,149.94        40

Navistar Financial 2003 - A Owner Trust                                                                           Page 2 of 3
For the Month of September 2003

                                     ------------------------------------------------------------------------------------------
                                                                                      NOTES
                                       TOTAL       CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
Original Pool Amount              $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Distributions:
    Distribution Percentages 1                            100.00%           0.00%           0.00%           0.00%          0.00%
    Coupon                                                1.2500%         1.3100%         1.7300%         2.2400%        3.0800%

Beginning Pool Balance            $438,549,888.50
Ending Pool Balance               $423,904,975.85

Collected Principal                $14,508,244.87
Collected Interest                  $2,582,829.37
Charge - Offs                         $136,667.78
Liquidation Proceeds/Recoveries       $214,386.52
Servicing                             $365,458.24
Investment Earnings
     from Pre-Funding Acct.                 $0.00
Cash Transfer from Negative Carry Acct.     $0.00
Cash Transfer from Pre-Funding Acct.        $0.00
Cash Transfer from Reserve Account          $0.00
Ttl Collections Avail for Debt Svc $16,940,002.52

Beginning Balance                 $438,549,888.50 $23,549,888.50 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00

Interest Due 2                        $628,672.80     $24,531.13     $191,041.67     $162,908.33     $202,066.67     $48,125.00
Interest Paid                         $628,672.80     $24,531.13     $191,041.67     $162,908.33     $202,066.67     $48,125.00
Principal Due                      $14,644,912.65 $14,644,912.65           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only **     $0.00          $0.00
Principal Paid                     $14,644,912.65 $14,644,912.65           $0.00           $0.00           $0.00          $0.00

Ending Balance
Note/Certificate Pool Factor
    (Ending Bal/Orig Pool Amt)    $423,904,975.85  $8,904,975.85 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
                                                          0.1048          1.0000          1.0000          1.0000         1.0000
Total Distributions
                                   $15,273,585.45 $14,669,443.78     $191,041.67     $162,908.33     $202,066.67     $48,125.00

Interest Shortfall                          $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                         $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         Total Shortfall                    $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing
     (see Memo Item - Reserve Acct  $1,666,417.07

     Beginning Reserve Acct Bal    $25,874,821.43
     (Release) / Draw              ($2,491,394.93)
     Ending Reserve Acct Bal       $23,383,426.50

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1.  Class A-2, A-3, A-4, and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* y represents previously paid interest and principal on other classes.)
-----------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   $84,661.07
 Total Outstanding Servicer Advances  $2,836,683.73
-----------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust                                                                           Page 3 of 3
For the Month of September 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                           5                  4              3              2               1                0
                                         Apr-03             May-03         Jun-03         Jul-03          Aug-03           Sep-03

Remaining Gross Balance                  N/A         $445,694,454.55 $414,367,892.59 $537,377,450.19 $518,070,736.37 $498,105,610.11

A) Loss Trigger:
Principal of Contracts Charged Off       N/A             $135,617.83     $180,989.86     $319,020.44     $787,952.26     $136,667.78
Recoveries                               N/A                   $0.00           $0.00       $7,978.00      $65,363.79     $214,386.52

Total Charged Off (Months 5,4,3)                N\A
Total Recoveries (Months 3,2,1)          $73,341.79
                                     ---------------
Net Loss/(Recoveries) for 3 Mos                 N\A (a)

Total Balance (Months 5,4,3)                    N/A (b)

Loss Ratio Annualized [(a/b)*(12)]              N\A

Trigger: Is Ratio > 1.5%                         No

                                                                                        Jul-03         Aug-03          Sep-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                       $502,231.52    $448,933.49   $1,136,149.94
    As % of Remaining Gross Balance                                                        0.09346%       0.08665%        0.22809%
    Three Month Average                                                                    0.15350%       0.14032%        0.13607%

Trigger: Is Average > 2.0%                       No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance          4.6767%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                       No

Beginning Balance-Back-up Servicer Acct $250,000.00
minus:    Activity for month                      0
Ending Balance- Back-up Servicer Acct   $250,000.00